                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints R. Lee Wilson, Anne M. Katcher, Stuart L. Faust, Nik Malvania, Pauline Sherman, Naomi J. Weinstein, Mary A. Hyland, Maureen K. Wolfson, Mildred Oliver, Robin Wagner and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 12th day of February, 2001.



                                        /s/ Claus-Michael Dill
                                          -------------------------------------

                                            Claus-Michael Dill

                                                                   ROBIN WAGNER
                                                     Vice President and Counsel
                                                                 (212) 314-3962
                                                            Fax: (212) 707-7927
                                           E-Mail:Robin.Wagner@Equitable.Com
                                                                 LAW DEPARTMENT


[EQUITABLE LOGO]

VIA EDGAR

April 27, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

     RE: THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES REGISTRATION STATEMENT ON FORM N-4
          ----------------------------------

Commissioners:

     On behalf of The Equitable Life Assurance Society of the United States ("Equitable Life"), we enclose for filing Equitable Life's Post Effective Amendment No. 1 to the Form N-4 Registration Statement ("Amendment") under the Securities Act of 1933 ("1933 Act") with respect to Separate Account Nos. 195, 197 and 198 (the "Separate Accounts") of Equitable Life.

     The Amendment relates to Equitable Life's offering of units of interest in the Separate Accounts under its group annuity contract funding the American Dental Association Members Retirement Program ("ADA Program"). Pursuant to separate Form N-3 and N-4 registration statements, Equitable Life also offers units of interest in its Separate Account Nos. 4 and 30 and 191, 200 and 206, respectively, under the ADA Program.

     The Amendment contains audited financial statements as of December 31, 2000 for the Separate Accounts, Equitable Life and also for certain funds established under Declaration of Trust of the State Street Bank and Trust Company Investment Funds for Tax Exempt Retirement plans. Non-financial information has been brought up-to-date and certain other non-material changes have been made.

     I hereby certify that the Registration Statement does not contain disclosures that would render it ineligible to become effective pursuant to Rule 485(b) under the 1933 Act.

     Please communicate with the undersigned (212-314-3962) if there are any questions or further information is required in connection with this matter.


                                             Very truly yours,


                                         /s/ Robin Wagner
                                        --------------------------------------
                                             Robin Wagner

cc:  Peter E. Panarites, Esq.